UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Wave Systems Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐

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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF RESCHEDULED DATE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
AMENDMENT TO PROXY STATEMENT PROPOSAL

To the Stockholders of Wave Systems Corp.:

The Wave Systems Corp. Annual Meeting of Stockholders has been adjourned and rescheduled from Monday, May 21, 2007 at 4:00 p.m. to Thursday, June 7, 2007 at 4:00p.m. The location of the Annual Meeting, The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, has not changed. The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting will remain April 9, 2007.

In response to feedback we have received from many of our stockholders, our board of directors has revised its proposed amendments to the Amended and Restated 1994 Employee Stock Option Plan (the “Amended Plan”). Our board of directors has taken the concerns that stockholders have expressed about the scope of the original proposed amendments very seriously. We believe that our revisions to Proposal No. 2 address those concerns while serving the key objective of the plan, which is to continue to issue stock options as an important component of the compensation packages for all Wave Systems employees, thereby more closely aligning their interests with those of all of our stockholders.

The revised Proposal No. 2 seeks stockholder approval to (i) increase the number of shares of Class A Common Stock reserved for issuance under the plan by 3,666,667 shares (from 6,833,333 shares to 10,500,000 shares) and (ii) increase the number of shares of Class A Common Stock for which options may be granted under the plan to a single individual in a year by 133,333 shares (from 166,667 shares to 300,000 shares per year). Proposal No. 2 continues to seek approval for the extension of the termination date of the plan from January 18, 2009 to July 1, 2014.

As of May 7, 2007, there are only 316,300 shares of Class A Common Stock reserved for issuance under the Amended and Restated 1994 Employee Stock Option plan. Accordingly, approval of the revised amendments to the plan remains critical to our goals of attracting, retaining and providing incentives to all of our employees.

These changes are the only changes to the matters to be voted on at the Annual Meeting from the original proxy statement mailed to stockholders on or about April 24, 2007. Please sign and return the accompanying revised proxy card. PLEASE DISCARD THE ORIGINAL PROXY CARD MAILED TO YOU. THE ORIGINAL PROXY CARD MAILED TO YOU IS NOT VALID, EVEN IF IT HAS ALREADY BEEN SUBMITTED. IF YOU HAVE SUBMITTED THE ORIGINAL PROXY CARD, IT WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

Gerard T. Feeney
Secretary

Lee, Massachusetts
May 7, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR REVISED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE REVISED PROXY CARD IS MAILED IN THE UNITED STATES.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2007

Rescheduled Date of Annual Meeting of Stockholders

The Wave Systems Corp. Annual Meeting of Stockholders has been adjourned and rescheduled from Monday, May 21, 2007 at 4:00 p.m. to Thursday, June 7, 2007 at 4:00p.m. The location of the Annual Meeting, The New York Helmsley Hotel, 212 East 42nd Street, New York, New York, has not changed.

Amendment to Proposal No. 2 (Approval of Amendments to the Amended and Restated 1994 Employee Stock Option Plan (the “Amended Plan”))

On or about April 24, 2007, we mailed a proxy statement to our stockholders describing the matters to be voted on at the Annual Meeting. Our original Proposal No. 2 in that proxy statement sought the following approval:

2.      To ratify the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 6,833,333 to 21,500,000, (ii) increase the number of shares of Class A Common Stock that may be granted to a single individual in a year from 166,667 to 500,000 and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014;

Our Board of Directors has amended Proposal No. 2 as follows:

2.      To ratify the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 6,833,333 to 10,500,000, (ii) increase the number of shares of Class A Common Stock for which options may be granted thereunder to a single individual in a year from 166,667 to 300,000 and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014;

These changes are the only changes to the matters to be voted on at the Annual Meeting from the original proxy statement mailed to stockholders.

Amended Proxy Statement Disclosure

Our original proposal to approve the Amended Plan can be found under Proposal No. 2 beginning on page 17 of the original proxy statement. Our amendments to Proposal No. 2 amend part of the disclosure contained in the second sentence of the fourth complete paragraph on page 17. Deleted text is shown below as crossed through and new text is shown below in bold and underlined:

The Board of Directors adopted on ~~April 12, 2007~~ May 4, 2007, subject to approval by the stockholders, amendments (the “2007 Amendments”) to the Company’s Amended and Restated 1994 Employee Stock Option Plan (as amended, the “1994 Employee Plan”). The 2007 Amendments submitted for approval by the stockholders will (i) extend the termination date thereof from January 1, 2009 to July 1, 2014, (ii) increase the number of shares of Class A Common Stock ~~that~~ for which options may be granted to a single individual in a year from 166,667 to ~~500,000~~ 300,000 and (iii) increase number of shares of Class A Common Stock reserved for issuance under the 1994 Employee Plan from 6,833,333 to ~~21,500,000~~ 10,500,000.

Corresponding changes are hereby made to the “Summary of the 1994 Plan” beginning on page 18 and to the Amended Plan, a form of which was attached to the original proxy statement as Exhibit 1.

The changes set forth above are the only changes to the proposals to be voted on at the Annual Meeting. Otherwise, the original proxy statement for the Annual Meeting remains unchanged.

The affirmative vote of a majority of the total votes present in person or by proxy and voting on such matter is required for approval of Proposal No. 2.

Voting Matters

In connection with our filing of this amendment to our proxy statement, a revised proxy card is enclosed. PLEASE SIGN AND RETURN THE ENCLOSED REVISED PROXY CARD. PLEASE DISCARD THE ORIGINAL PROXY CARD MAILED TO YOU. THE ORIGINAL PROXY CARD MAILED TO YOU IS NOT VALID, EVEN IF IT HAS ALREADY BEEN SUBMITTED. IF YOU HAVE SUBMITTED THE ORIGINAL PROXY CARD, IT WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

Proxy Materials

We will provide upon request and without charge to each stockholder receiving this amendment a copy of the original proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and/or the amended form of the Amended Plan. Copies can be obtained by writing to our Secretary, Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. This information is also available online at: http://www.wave.com/about/annual_report.html. This amendment does not provide all of the information about us that is important to your vote at the Annual Meeting. This amendment supplements and amends the original proxy statement and is intended to be read in conjunction therewith. Please read this amendment and the original proxy statement carefully and in their entirety.

2

WAVE SYSTEMS CORP.

REVISED PROXY
For the 2007 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

PLEASE SIGN AND RETURN THIS REVISED PROXY CARD. PLEASE DISCARD THE ORIGINAL PROXY CARD MAILED TO YOU. THE ORIGINAL PROXY CARD MAILED TO YOU IS NOT VALID, EVEN IF IT HAS ALREADY BEEN SUBMITTED. IF YOU HAVE SUBMITTED THE ORIGINAL PROXY CARD, IT WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

The undersigned shareholder of Wave Systems Corp. (the “Company”) hereby acknowledges receipt of (i) the “Notice of Rescheduled Date of Annual Meeting of Stockholders and Amendment to Proxy Statement Proposal,” and the accompanying Amendment to Proxy Statement for the Annual Meeting of Stockholders, dated May 7, 2007, and (ii) our original Proxy Statement, dated April 18, 2007, and hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2007 Annual Meeting of the Company to be held at The New York Helmsley Hotel, 212 East 42nd Street, New York, New York on June 7, 2007,  commencing at 4:00 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your revised
proxy card back as soon as possible!

2007 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

June 7, 2007

Please Detach and Mail in the Envelope Provided

The Board of Directors recommends a vote FOR the proposals listed below. Please mark your vote with an “X”, as in this example:   ☒

1.   Election of Directors:

☐   FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐   VOTE WITHHELD FOR all nominees

☐   ABSTAIN

2.   To ratify the action of the Board of Directors in amending the Amended and Restated 1994 Employee Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 6,833,333 to 10,500,000, (ii) increase the number of shares of Class A Common Stock for which options may be granted thereunder to a single individual in a year from 166,667 to 300,000 and (ii) extend the termination date thereof from January 18, 2009 to July 1, 2014:

☐   FOR

☐   AGAINST

☐   ABSTAIN

3.   To ratify the action of the Board of Directors in amending the 1994 Non-Employee Directors Stock Option Plan to (i) increase the number of shares of Class A Common Stock authorized for issuance thereunder from 333,333 to 1,000,000, (ii) increase amount of the initial and annual option grants to each director thereunder from 4,000 and 3,333, respectively, to 12,000 and 10,000, respectively, and (iii) extend the termination date thereof from January 18, 2009 to July 1, 2014:

☐   FOR

☐   AGAINST

☐   ABSTAIN

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE      ☐      AND NOTE AT LEFT

This revised proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal 1.

Dated:	, 2007

Signature

NOTE:   This revised proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.